Exhibit 10.12

MEMSIC, INC.

INCENTIVE STOCK OPTION AGREEMENT

INCENTIVE STOCK OPTION AGREEMENT (this “Agreement”) by and between MEMSIC, Inc., a Delaware corporation (the “Company”), and the officer or employee of the Company (the “Optionee”) specified in Schedule A appended to this Agreement (“Schedule A”).

WHEREAS, the Company maintains the MEMSIC, Inc. 2007 Stock Incentive Plan (the “Plan”); and

WHEREAS, the Optionee renders important services to the Company, and the Company desires to grant a stock option to the Optionee; and

WHEREAS, the Board of Directors of the Company (the “Board”) or the Compensation Committee of the Board (the “Committee”), acting pursuant to the Plan, has authorized the grant of this Incentive Stock Option to the Optionee subject to the terms and conditions of the Plan and the additional terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Optionee hereby agree as follows:

1. Grant of Option. The Company hereby grants to the Optionee, and the Optionee hereby accepts, an Incentive Stock Option (the “Option”) to purchase from the Company that number of shares of the Company’s Common Stock, $0.00001 par value per share (the “Shares”), specified in Schedule A. This Agreement and the Option hereby granted to the Optionee are subject to all of the terms and conditions of the Plan which are incorporated herein by this reference; any term used herein shall have the meaning assigned thereto in the Plan, unless such term is otherwise specifically defined herein. This Option is intended to constitute an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Option Price; Date of Grant. This Option may be exercised at the option price per Share specified in Schedule A, which the Board or Committee has determined, in accordance with Section 6 of the Plan, is 100% of the fair market value of a Share on the Date of Grant of this Option. The Date of Grant of this Option is specified in Schedule A.

3. Term of Option; Vesting and Employment Requirements. This Option shall expire on the date specified in Schedule A (the “Expiration Date”). This Option shall be exercisable to the extent of the number of Shares vested as of the date of exercise, in accordance with the vesting schedule provided in Schedule A. If exercised in part, the Option may be exercised only once in each calendar quarter, except with the express written consent of the Company. The vesting installments provided in Schedule A are cumulative, and this Option will remain exercisable with respect to all vested but unexercised installments until the Option expires on the Expiration Date, unless the Option is sooner terminated as provided in Section 7 or Section 8 of this Agreement.

4. Other Conditions and Limitations. The Option shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and the Option shall be exercisable during the lifetime of the Optionee by the Optionee only.

5. Exercise of Option. Written notice of the exercise of the Option or any portion thereof shall be given to the Chief Financial Officer of the Company accompanied by the option price (i) in cash or by check, (ii) if permitted by the Board or Committee, by delivery and assignment to the Company of Shares having a value equal to the option price, (iii) if permitted by the Board or Committee, by delivery of the Optionee’s personal recourse note, or (iv) if permitted by the Board or Committee, a combination of (i), (ii) and (iii).

6. Stock Dividends; Stock Splits; Stock Combinations; Recapitalizations. Appropriate adjustment shall be made in the maximum number of Shares subject to this Option and in the number, kind and option price of Shares covered by this Option to the extent it remains outstanding, to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Date of Grant of this Option, as determined by the Board or Committee in accordance with Section 13 of the Plan.

7. Capital Changes and Business Successions. Upon the occurrence of any of the following events, the Optionee’s rights with respect to this Option shall be adjusted as hereinafter provided:

(a) Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), the Board or the Committee or the board of directors of any entity assuming the obligations of the Company hereunder, shall, as to this Option, either (i) make appropriate provision for the continuation of this Option by substituting on an equitable basis for the Shares then subject to this Option the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the Optionee, provide that this Option must be exercised, to the extent exercisable as of the closing of the Acquisition, within a specified number of days of the date of such notice, at the end of which period this Option shall terminate; or (iii) terminate this Option in exchange for a cash payment equal to the excess of the fair market value of the Shares subject to this Option (to the extent exercisable as of the closing of the Acquisition) over the exercise price thereof.

(b) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph A above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, the Optionee upon exercising this Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised this Option prior to such recapitalization or reorganization.

(c) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, this Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board or the Committee.

(d) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this Option. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

8. Termination of Option. In the event that the Optionee ceases for any reason to be an officer or employee of the Company, or a subsidiary of the Company, at a time prior to the exercise of this Option in full, this Option shall terminate in accordance with the following provisions:

(a) if the Optionee’s employment shall have terminated by resignation or other voluntary action, or if such employment shall have been terminated for cause, this Option shall terminate and may no longer be exercised;

(b) if the Optionee’s employment shall have been terminated involuntarily and without cause, the Optionee may at any time within a period of sixty (60) days after such termination of employment exercise this Option to the extent it was exercisable on the date of termination of the Optionee’s employment;

(c) if the Optionee’s employment shall have been terminated because of disability within the meaning specified in the Plan, the Optionee may at any time within a period of one hundred eighty (180) days after such termination of employment exercise this Option to the extent that the Option was exercisable on the date of termination of the Optionee’s employment; or

(d) if the Optionee’s employment shall have been terminated because of his death, the Option, to the extent that the Optionee was entitled to exercise it on the date of death, may be exercised within a period of one hundred eighty (180) days after the Optionee’s death by the person or persons to whom the Optionee’s rights under the Option shall pass by will or by the laws of descent and distribution;

provided, however, that this Option may not be exercised to any extent by anyone after the Expiration Date. For purposes of this Agreement, “cause” shall mean conviction of a crime involving moral turpitude, or any other act or omission by the Optionee which, in the reasonable, good faith opinion of the Company, constitutes conduct which is detrimental to the best interests of the Company or a subsidiary of the Company.

9. Tax Treatment of Option; Notice of Disposition of Shares. Although this Option is intended to constitute an “incentive stock option” within the meaning of Section 422 of the Code, the Company makes no representations as to the tax treatment of the Optionee upon the receipt or exercise of this Option or the sale or other disposition of the Shares issued pursuant to this Option. The Optionee shall notify the Company within seven (7) days after the date the Optionee sells or otherwise disposes of any Shares acquired by the exercise of this Option within either (a) two (2) years from the Date of Grant or (b) one (1) year after the exercise of this Option for such Shares.

10. Compliance With Securities Laws. The Company shall not be obligated to sell or issue any Shares pursuant to this Option unless the Shares with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended (the “Act”), and any applicable state securities or “blue sky” law (“Blue Sky Law”). In the event Shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he will receive such Shares or other securities for investment and not with a view to the resale or distribution thereof, and will not transfer such Shares or other securities unless they are effectively registered for such transfer under the Act and any applicable Blue Sky Law or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. The Optionee further agrees that the stock certificate or certificates evidencing such Shares may bear a legend setting forth such restrictions on their transferability.

11. Rights as a Stockholder; No Obligation to Continue Employment. The Optionee shall have no rights as a stockholder with respect to the Shares subject to the Option until the exercise of the Option and the issuance of a stock certificate for the Shares with respect to which the Option shall have been exercised. Nothing herein contained shall impose any obligation on the Company or any of its subsidiaries or the Optionee with respect to the Optionee’s continued employment by the Company or any of its subsidiaries. Nothing herein contained shall impose any obligation upon the Optionee to exercise the Option.

12. Relationship to Plan. The Option contained in this Agreement has been granted pursuant to the Plan, and is in all respects subject to the terms, conditions and definitions of the Plan, as amended from time to time. The Optionee hereby accepts this Option subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Board or Committee shall be final, binding and conclusive upon the Optionee and his permitted heirs, executors, administrators, successors and assigns.

13. Restrictions on Transfer. Any sale or other disposition of any of the Shares by the Optionee, other than according to the terms of this Section 13, shall be void and transfer no right, title or interest in or to any of such Shares to the purported transferee. For purposes of this Section 13, the term “Shares” shall include all shares of capital stock of the Company held by the Optionee, whether now owned or hereafter acquired. The Optionee agrees to present the certificates representing the Shares hereafter acquired by him or her to the Secretary of the Company and cause the Secretary to stamp on the certificate in a prominent manner the following legend:

“THE SALE OR OTHER DISPOSITION OF ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AN INCENTIVE STOCK OPTION AGREEMENT BETWEEN THE HOLDER OF THIS CERTIFICATE AND THE ISSUER.”

If the Optionee desires to sell, transfer or otherwise dispose of any of the Shares, or any interest in such Shares, whether voluntarily or by operation of law, the Optionee shall first deliver written notice (the “Offer”) to the Company specifying (i) the name and address of the party to which the Optionee proposes to sell or otherwise dispose of the Shares or an interest in the Shares (the “Offeror”), (ii) the number of Shares the Optionee proposes to sell or otherwise dispose of, (iii) the consideration per Share to be delivered to the Optionee for the proposed sale, transfer, or disposition and (iv) all other material terms and conditions of the proposed transaction. Upon receipt of the Offer, the Company or its designee shall have an option to purchase any or all of such Shares specified in the Offer, such option to be exercised by giving, within 30 days after receipt of the Offer, a written counter-notice to Optionee. The Company or its designee may accept the Offer, in whole or in part, by delivering, within 30 days after receipt of the Offer a written notice thereof to the Optionee, specifying the number of Shares desired to be purchased by it. If the Company or its designee so elects to purchase any or all of such Shares in accordance with this Section 13, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company or its designee, as the case may be, such Shares at the price and in accordance with the terms indicated in the Offer within 60 days from the date of receipt by the Company of the Offer. The Optionee may sell any or all of such Shares which the Company or its designee have not so elected to purchase during the 30 days following the expiration of the Offer Period, provided that such sale is made to the Offeror and only pursuant to the terms set forth in the Offer and, provided, further, that the purchaser thereof shall have executed a writing satisfactory to the Company, agreeing that such purchase shall be subject to the restrictions on transfer set forth in this Section 13. If, however, any or all such Shares are not sold by the Optionee in accordance with the terms set forth in the Offer within such 30 days, the restrictions on transfer set forth in this Section 13 shall again become applicable to such unsold Shares. The provisions of this Section 13 shall terminate on (i) the effective date of a registration statement filed by the Company under the Securities Act of 1933, as amended (the “Act”), with respect to an underwritten public offering of the Common Stock or (ii) the closing date of a sale of assets or merger of the Company pursuant to which shareholders of the Company receive securities of a buyer whose shares are publicly traded.

14. Lock-Up Agreement. Upon the request of the Company or the managing underwriter(s), the Optionee shall, in connection with any public offering of securities of the Company, agree in writing that for a period of 180 days from the effective date of the registration statement for such offering filed with the Securities and Exchange Commission, plus such additional period, not to exceed 18 days, as may be necessary to enable the underwriter(s) to comply with Conduct Rule 2711(f) of the National Association of Securities Dealers, Inc., the Optionee will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of the Company’s common stock owned or controlled by him. It shall be a condition to any transfer of the Shares prior to an initial public offering of the Company’s common stock that the transferee agree to be bound by the foregoing lock-up provision.

15. Miscellaneous. In case any one or more of the provisions or part of any provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or part of a provision had never been contained herein. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and to their respective heirs, executors, administrators, successors and assigns. This Agreement shall be governed by and construed and administered in accordance with the laws of The Commonwealth of Massachusetts.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Date of Grant specified in Schedule A.

MEMSIC, INC

By:
Title:

[Name of Optionee]

MEMSIC, INC.

INCENTIVE STOCK OPTION AGREEMENT

SCHEDULE A

This Schedule A sets forth certain information and provisions referred to in the Incentive Stock Option Agreement to which this Schedule A is appended.

1. The Optionee is [NAME] whose address is                                         , and whose social security number is                     .

2. The number of option Shares is                     .

3. The option price per Share for such option Shares is $            .

4. The Date of Grant of the Option is                     .

5. The Expiration Date of the Option is                     .

6. The Option shall become exercisable by the Optionee in 4 equal installments. The Option will become exercisable with respect to 25% of the shares subject thereto on                      and with respect to an additional 25% of the shares subject thereto on each subsequent anniversary of such date until the Option is fully exercisable on                     . The foregoing schedule shall accelerate by 12 months upon any of the following events: (i) a sale of all or substantially all of the Company’s assets, (ii) a sale of all or substantially all of the capital stock of the Company or (iii) the merger or consolidation of the Company in which the stockholders of the Company immediately prior to the transaction hold securities representing less than 50% of the voting power of the surviving entity immediately after the transaction. The closing of a public offering of shares by the Company pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall not trigger such one year acceleration. In no event shall any part of the Option be exercisable after the Expiration Date.